EXHIBIT 99.2

August 4, 2005 Fourth Quarter and Fiscal Year 2005 Results

Safe Harbor This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the prospectus supplement (registration number 333-68656) filed pursuant to Rule 424(b)(5) on June 2, 2005 under the caption "Risks Related to our Business". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Jeff Rich, CEO Results Overview

Revenue Overview - Fiscal Year 2005 ($ in millions) Slide #1 FY04 FY05 East 3848 4351 $3,848 $4,351 13% Total FY04 FY05 East 1671 2175 $1,671 $2,175 30% Commercial FY04 FY05 East 2177 2176 $2,177 $2,176 0% Government (a) Total FY04 revenues exclude divested revenue of $258 million ($7 million Commercial; $251 million in Government). (a) (a) (a) Footnotes

Revenue Overview - Fourth Quarter ($ in millions) Slide #2 FY04 FY05 East 1062 1214 $1,062 $1,214 14% Total FY04 FY05 East 480 658 $480 $658 37% Commercial FY04 FY05 East 582 557 $582 $557 -4% Government

Diluted Earnings Per Share Reported diluted earnings per share $ 3.83 $ 3.19 Divestiture gains and tax benefits (1.32) (.07) $ 2.51 $ 3.12 Georgia Medicaid settlement .09 - Stock option litigation settlement .04 - $ 2.64 $ 3.12 Slide #3 FY04 FY05

Diluted EPS Overview FY04 FY05 East 2.64 3.12 $2.64 Fiscal Year 2005 18% $3.12 Q4FY04 Q4FY05 East 0.71 0.87 $0.71 Fourth Quarter 23% $0.87 (c) (a) (b) (a) Excludes impact of litigation settlement ($0.04), divestiture related tax benefit ($0.01), gain from divestitures ($1.31), and a charge for a settlement with the Georgia Department of Community Health ($0.09) reported during fiscal 2004. (b) Excludes a divestiture related tax benefit ($0.07) reported in fiscal 2005. (c) Excludes impact of litigation settlement ($0.04) and divestiture related tax benefit ($0.01) reported during the fourth quarter of fiscal 2004. Slide #4 Footnotes ($ in per diluted share amounts)

Operating Margins Fourth Quarter Q4FY04 Q4FY05 East 0.144 0.147 14.4% 14.7% Slide #5 Fiscal Year FY04 FY05 East 0.143 0.15 14.3% 15.0% (b) (a) (a) Excludes gain from divestitures and charges for the settlement with Georgia Department of Community Health and stock option litigation settlement. (b) Excludes impact of a stock option litigation settlement. Footnotes

Adjusted Cash Flow - Fiscal Year 2005 ($ in millions) FY04 FY05 FY04 FY05 East 564 683 306 394 $306 $394 $683 $564 Operating Cash Flow Free Cash Flow Slide #6 (a) (a) % of Revenue: 13.7% 7.5% (a) Excludes adverse impact of $88 million divestiture related tax payment related to the gain from the Federal divestiture. (b) Excludes the favorable net impact of $57 million from Mellon acquisition ($76M) and settlement of interest rate hedges ($19M). 15.7% 9.1% (b) (b) Footnotes 21% 29%

New Business Signings-Fiscal Year 2005 Slide #7 BPO IT Outsourcing 475 225 Annualized Recurring Revenue $700 Million Commercial Government 517 183 Comments: Record year for new business; up 17% over prior year Segment mix: 74% Commercial, 26% Government Service line mix: 68% BPO, 32% ITO Total contract value > $3.3B $475M $225M $517M $183M

New Business Signings-Fourth Quarter BPO IT Outsourcing 91 125 Slide #8 Annualized Recurring Revenue $216 Million Commercial Government 192 24 Comments: Third highest quarter in Company history Increased 19% versus prior year quarter Segment mix: 89% Commercial, 11% Government Service line mix: 42% BPO, 58% ITO Total contract value > $1.2B $91M $125M $192M $24M

LiveBridge Acquisition Slide #9 Initial purchase price of $32 million, representing revenue multiple of approximately 0.3x Potential earn-out of up to an additional $32 million based on future financial performance Expands Commercial Customer Care business in Financial Services vertical Expands global production footprint with locations in Canada, India and Argentina Closed July 2005

Ascom Transport Revenue ("ATR") Acquisition Slide #10 Purchase price - $104 million, representing revenue multiple of approximately 0.6x International leader in transportation markets Fare Collection Airport Parking Solutions Toll Collection Multi-continent base of clients to sell ACS' transportation and municipal services (U.S., France, Switzerland, United Kingdom, Spain, Italy, Hong Kong, Mexico, Australia) Solid management team with deep subject matter expertise and international expertise Expected to close in the second quarter of fiscal year 2006

Fiscal Year 2005 In Review Slide #11 Top-line growth was solid despite significant grow over issues Record new business wins in FY05 drive accelerating organic growth in FY06 Strong EPS growth Record cash flow Active share repurchase program Positioned for growth

Mark King, President & COO Operational Overview

Commercial Segment Results ($ in millions) Slide #12 Comments: Q4 FY05 FY05 Revenue $ 658 $ 2,175 Operating Income $ 76 $ 302 Operating Margin 11.5% 13.9% Internal revenue growth: 7% (Q4), 11% (FY05) Adversely impacted by client losses due to merger (Gateway and Roadway) Operating margins impacted by Mellon acquisition, new business transition costs and management bonus accruals

Commercial Segment - FY05 in Review Slide #13 Strong new business wins Strong BPO and ITO growth New offshore sites in China, Malaysia, Philippines, Poland & India Strengthened healthcare offering Strengthened HRO offering

HR Outsourcing Integration Update Slide #14 Successfully retained talent Achieved Day 1 synergy target Completed sales team integration Robust HRO pipeline Next steps: Offshore transition Data center consolidations Administrative systems consolidations

Government Segment Results ($ in millions) Slide #15 Comments: Q4 FY05 FY05 Revenue $ 557 $ 2,176 Operating Income $ 120 $ 409 Operating Margin 21.5% 18.8% Total growth excluding divestitures 0% Internal revenue growth: -5% (Q4), -2% (FY05) Challenged by lower non-recurring revenue, weak bookings, and lower welfare to workforce business Fourth quarter of FY05 operating margins benefited from cost controls.

Government Segment - FY05 in Review Slide #16 Weak bookings and lower non-recurring revenue Cost cutting initiatives drove operating profits Reduced exposure to low margin welfare to workforce contracts Reorganization implemented in Q4

Government Reorganization Management Sales process New service offerings Slide #17

FY06 Operational Investments Slide #18 European expansion Offshore capacity expansion Government sales initiative

Warren Edwards, CFO Financial Overview

Income Statement - Fiscal Year 2005 ($ in millions, except EPS) Slide #19 Adjusted FY05 Adjusted FY04 Revenues $ 4,351 $ 4,113 Operating income 654 587 % of revenue 15.0% 14.3% Pretax profit 641 572 % of revenue 14.7% 13.9% Net income $ 407 $ 364 Diluted EPS $ 3.12 $ 2.64 Differences in schedules due to rounding (b) (a) Adjusted to exclude prior year divestiture related tax benefit. (b) Adjusted to exclude the divestiture gains, settlement with the Georgia Department of Community Health, litigation settlement, and divestiture related tax benefit. (a) Footnotes

Income Statement - Fourth Quarter ($ in millions, except EPS) Slide #20 Reported Q4 FY05 Adjusted Q4 FY04 Revenues $ 1,214 $ 1,062 Operating income 179 153 % of revenue 14.7% 14.4% Pretax profit 174 151 % of revenue 14.3% 14.2% Net income $ 111 $ 95 Diluted EPS $ 0.87 $ 0.71 Differences in schedules due to rounding (a) (a) Excludes divestiture related tax benefit and litigation settlement. Footnotes

Selected Balance Sheet Categories ($ in millions) Slide #21 Assets Assets June 30, 2005 March 31, 2005 Cash $ 63 $ 47 Accounts receivable 1,062 907 PP&E / software 685 602 Goodwill & other intangibles 2,791 2,441 Liabilities & Equity Liabilities & Equity Accrued compensation $ 176 $ 111 Other accrued liabilities 472 333 Deferred taxes (current & long-term) 270 272 Long-term debt 750 391 Equity 2,838 2,836

Condensed Cash Flow ($ in millions) Slide #22 Adjusted FY05 Adjusted FY04 Net Income $ 416 $ 530 Add Back Depr./Amort. 233 184 Less: Net Gain on Sale - (292) Other Changes 34 142 Operating Cash Flow $ 683 $ 564 % of Revenue 15.7% 13.7% Capital Expenditures/Intangibles $ 289 $ 258 % of Revenue 6.6% 6.3% Free Cash Flow $ 394 $ 306 % of Revenue 9.1% 7.5% Differences in schedules due to rounding (a) (a) Excludes the favorable net impact of $57 million from Mellon acquisition and settlement of interest rate hedges. (b) Excludes $88 million divestiture related tax payment. (b) Footnotes

Stock Option Expense ($ in millions, except diluted EPS amounts) Slide #23 2005 2005 2005 2005 2005 FY03 FY04 Q1 Q2 Q3 Q4 FY Stock option expense (before taxes) $25.5 $30.6 $8.2 $8.7 $8.6 $9.7 $35.2 Diluted EPS impact $0.11 $ 0.13 $ 0.04 $ 0.04 $ 0.04 $ 0.05 $0.16 % EPS Dilution 5.0% 4.9% 5.6% 5.5% 4.9% 5.7% 5.1% Operating margin impact 0.7% 0.7% 0.8% 0.8% 0.8% 0.8% 0.8%

Recent Acquisitions Acquisition Date Acquired Revenue (a) Months in FY05 Incremental Months in FY06 Heritage Jul-04 $ 14 12 0 Blue Star Aug-04 50 11 1 Visionary Jan-05 8 6 6 Superior Feb-05 105 5 7 Mellon HR May-05 638 2 10 LiveBridge Jul-05 100 0 12 ATR Dec-05 180 0 6 Total: $ 1,095 (a) Acquired revenue is based on pre-acquisition normalized revenues of acquired companies. (b) Estimated effective date. Actual effective date could be different. Slide #24 Footnotes (b)

Guidance FY06 Total revenue growth greater than 25% EPS range: $3.30 to $3.55 Includes stock option expense of 5% - 6% dilution Includes $0.05 to $0.06 of expenses related to Mellon integration - expected to occur primarily in the first three quarters of fiscal year 2006 Slide #25